Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                     35
Due Period                                         01-Aug-98
Distribution Date                                  14-Sep-98
Payment Date                                       15-Sep-98

*** Trust Portfolio Summary ***

Annualized Cash Yield                                 18.91%
Annualized Gross Losses                               -9.65%
Annualized Portfolio Yield                             9.27%


Contractual Delinquency Status of Credit
Lines:    (Principal / Principal)
     30 -   59 days  ($)                         220934528.1
     30 -   59 days (%)                                5.55%
     60 -   89 days ($)                           79130457.9
     60 -   89 days (%)                                1.99%
     90 - 119 days ($)                           49617757.83
     90 - 119 days (%)                                 1.25%
   120 - 149 days ($)                            41667180.49
   120 - 149 days (%)                                  1.05%
   150 - 179 days ($)                            39609105.65
   150 - 179 days (%)                                  0.99%
   180 - 209 days ($)                            37238806.98
   180 - 209 days (%)                                  0.93%
   210 - 239 days ($)                            34914996.27
   210 - 239 days (%)                                  0.88%
   240 - 269 days ($)                            34479411.89
   240 - 269 days (%)                                  0.87%
   270 - 299 days ($)                            34642206.54
   270 - 299 days (%)                                  0.87%
            300+ days  ($)                        6575684.08
            300+ days (%)                              0.17%


Additional Balances on Existing Credit         56,947,730.99
Lines (draws - principal only)
Principal Collections                         143,024,695.94
Defaulted Receivables                          32,986,611.62
Finance Charge  & Administrative               63,457,965.85
Collections
Recoveries                                      1,212,176.00


Average Principal Balance                    4,102,888,407.9
                                                           8
Personal Homeowner Lines as % of Total                29.54%
Principal


Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-2

No. of PMTs Since Issuance:                               10
Distribution Date:                                  09/14/98
Payment Date:                                       09/15/98
Collection Period Beginning:                        08/01/98
Collection Period Ending:                           08/31/98
Note and Certificate Accrual Beginning:             08/17/98
Note and Certificate Accrual Ending:                09/15/98
Number of Days in the Accrual Period

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation           6.6733%
Invested Amount
OC Balance as % of Ending Participation              7.0017%
Invested Amount
OC Balance as % of Ending Participation              6.3626%
Invested Amount (3 month average)
Does Early Amortization Start Based on                     0
OC/Part. Invstd. Amt. Test
Is the MAP Over?                                           0
Is this the Early Amortization Period?                     0

Interest Allocation Percentage Calculation:
Numerator                                    $946,990,179.41
Denominator - Component (x) - Aggregate      $4,102,888,407.
Receivables & Partc. Interest                             98
Denominator - Component (y) - Aggregate      $3,541,803,086.
Numerators                                                78
Applicable Interest Allocation Percentage             23.08%

Principal Allocation Percentage
Calculation:
Numerator                                    $946,990,179.41
Denominator - Component (x) - Aggregate      $4,102,888,407.
Receivables & Partc. Interest                             98
Denominator - Component (y) - Aggregate      $3,547,181,758.
Numerators                                                93
Applicable Principal Allocation Percentage            23.08%

Default Allocation Percentage Calculation:
Numerator                                    $946,990,179.41
Denominator - Component (x) - Aggregate      $4,102,888,407.
Receivables & Partc. Interest                             98
Denominator - Component (y) - Aggregate      $3,541,803,086.
Numerators                                                78
Default Allocation Percentage (Floating               23.08%
Allocation Percentage)

Minimum Principal Amount Calculation:
2.5% or 2.2% of Participation Invested        $23,674,754.49
Amount
Series Participation Interest Default          $7,613,659.98
Amount (Sec. 4.11 (a)(iii))
Excess of (i) 2.5% or 2.2% of Part. Inv.      $16,061,094.51
Amt.  over (ii) Series Part. Interest
Default Amount
Minimum Principal Amount                      $16,061,094.51

Investor Principal Collections                $19,867,476.85
Investor Finance Charge and Admin.            $14,926,554.94
Collections (4.11a)
Investor Allocated Defaulted Amounts           $7,613,659.98

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal     $947,010,760.88
Balance
Beginning Participation Invested Amount      $946,990,179.41
Ending Participation Unpaid Principal        $919,509,042.58
Balance
Ending Participation Invested Amount         $919,488,461.11

Beginning Participation Unpaid Principal       $5,708,370.42
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts $4,213,498.03 Due Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 150bps per $1,183,737.72 annum prior to 12/98, 25bps per annum thereafter
Participation Interest Distribution Amount     $5,708,370.42

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin.            $14,926,554.94
Collections (4.11a)
Servicing Fee if HFC is not the Servicer               $0.00
(Sec. 4.11 (a)(i)
Series Participation Interest  Monthly         $5,708,370.42
Interest (Sec. 4.11 (a)(ii))
Series Participation Interest Default          $7,613,659.98
Amount (Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest          $20,581.47
Charge-Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec.     $1,583,943.07
4.11 (a)(v))
Excess (Sec. 4.11 (a)(vi))                             $0.00

Reconciliation Check                                   $0.00

Series Participation Interest Monthly         $27,501,718.30
Principal

Beginning Unreimbursed Participation              $20,581.47
Interest Charge-Offs
Series Participation Interest Charge-Offs              $0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest          $20,581.47
Charge-Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest             $0.00
Charge-Offs

Available Investor Principal Collections      $27,501,718.30
Participation Interest Distribution Amount     $5,708,370.42
Series Participation Interest Charge-Offs              $0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts $4,213,498.03 Due Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                $1,494,872.39
Beginning Net Charge-Offs                              $0.00
Reversals                                              $0.00

+Available Investor Principal Collections     $27,501,718.30
+Series Participation Interest Charge Offs             $0.00
+ Lesser of Excess Interest and Carryover              $0.00
Charge Offs

Optimum Monthly Principal                     $27,501,718.30
Are the Notes Retired ?                                $0.00
Accelerated Principal Payment                  $1,183,737.72

Beginning Class A-1 Security Balance         $646,794,242.26
Beginning Class A-2 Security Balance          $48,000,000.00
Beginning Class A-3 Security Balance          $90,000,000.00
Beginning Class B Security Balance            $57,000,000.00
Beginning Certificate Security Balance        $42,000,000.00
Beginning Overcollateralization Amount plus   $64,379,674.87
APP
Beginning Class A-1 Adjusted Balance         $646,794,242.26
Beginning Class A-2 Adjusted Balance          $48,000,000.00
Beginning Class A-3 Adjusted Balance          $90,000,000.00
Beginning Class B Adjusted Balance            $57,000,000.00
Beginning Certficate Adjusted Balance         $42,000,000.00
Beginning Overcollateralization Amount plus   $64,379,674.87
APP
Class A-1 Balance After Payment pursuant to $619,292,523.96 clause in Sec 3.05 (a)(ii)(a)
Class A-2 Balance After Payment pursuant to $48,000,000.00 clause in Sec 3.05 (a)(ii)(b)
Class A-3 Balance After Payment pursuant to $90,000,000.00 clause in Sec 3.05 (a)(ii)(c)
Class B Balance After Payment pursuant to $57,000,000.00 clause in Sec 3.05 (a)(ii)(d)
Certificate Balance After Payment pursuant $42,000,000.00 to clause in Sec. 3.05(a)(iii)
Class A-2 Minimum Adjusted Principal          $16,000,000.00
Balance
Class A-3 Minimum Adjusted Principal          $30,000,000.00
Balance
Class B Minimum Adjusted Principal Balance    $19,000,000.00
Certificate Minimum Adjusted Principal        $14,000,000.00
Balance
Minimum Overcollateralization Amount          $17,000,000.00
Certificate Minimum Balance Target             $9,287,752.95
Scheduled Certificate Payment to              $32,712,247.05
Certificate Minimum Balance Target
Class A-1 Targeted Balance                   $478,133,999.78
Class A-2 Targeted Balance                   ($40,014,793.46
                                                           )
Class A-3 Targeted Balance                    $31,518,706.48
Class B Targeted Balance                      $19,675,225.67
Certificate Targeted Balance                  $27,039,417.95
Class A-1:  Payment Required to get to       $168,660,242.49
Target
Class A-2:  Payment Required to get to        $32,000,000.00
Target or Minimum Adjusted Balance
Class A-3:  Payment Required to get to        $58,481,293.52
Target or Minimum Adjusted Balance
Class B: Payment Required to get to Target $37,324,774.33 or Minimum Adjusted Balance
Certificate: Payment Required to get to       $14,960,582.05
Target or Minimum Adjusted Balance
OC: Payment to get to Minimum                 $47,379,674.87
Overcollateralization Amount

Section 3.05 Payment of Principal and
Interest;  Defaulted Interest

Pay Certificate Yield in step (ii) (1= Yes)                1
Remittances on the Participation              $33,210,088.72

Interest and Yield
(i)    Pay Class A-1 Interest Distribution     $3,032,715.25
- Sec. 3.05 (a)(i)(a)
        Pay Class A-2 Interest Distribution      $229,317.69
- Sec. 3.05 (a)(i)(b)
        Pay Class A-3 Interest Distribution      $437,945.68
- Sec. 3.05 (a)(i)(c)
        Pay Class B Interest Distribution -      $288,844.76
Sec. 3.05 (a)(i)(d)
        Pay Certificates the Certificate         $224,674.65
Yield - Sec. 3.05 (a)(i)(e)

Principal up to Optimum Monthly Principal
(ii) Pay Class A-1 to Targeted Principal $27,501,718.30 Balance - Sec. 3.05 (a)(ii)(a)
        Pay Class A-2 to Targeted Principal            $0.00
Balance - Sec. 3.05 (a)(ii)(b)
        Pay Class A-3 to Targeted Principal            $0.00
Balance - Sec. 3.05 (a)(ii)(c)
        Pay Class B to Targeted Principal              $0.00
Balance - Sec. 3.05 (a)(ii)(d)

        ONLY Pay CertificateYield if not               $0.00
paid pursuant to Sec. 3.05 (a)(i)(e) - Sec.
3.05 (a)(vii)

Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted                    $0.00
Principal Balance - Sec. 3.05 (a)(iii)
(iv)  Pay OC Remaining Optimal Monthly                 $0.00
Principal Amount - Sec. 3.05 (a)(iv)

Principal up to the Accelerated Principal
Payment Amount
(v) Pay Class A-1 to Targeted Principal $1,183,737.72 Balance - Sec. 3.05 (a)(v)(a)
        Pay Class A-2 to Targeted Principal            $0.00
Balance - Sec. 3.05 (a)(v)(b)
        Pay Class A-3 to Targeted Principal            $0.00
Balance - Sec. 3.05 (a)(v)(c)
        Pay Class B to Targeted Principal              $0.00
Balance - Sec. 3.05 (a)(v)(d)
        Pay Class A-1 to zero - Sec. 3.05              $0.00
(a)(v)(e)
        Pay Class A-2 to zero - Sec. 3.05              $0.00
(a)(v)(f)
        Pay Class A-3 to zero - Sec. 3.05              $0.00
(a)(v)(g)
        Pay Class B to zero - Sec. 3.05                $0.00
(a)(v)(h)

Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05                $0.00
(a)(vi)(a)
        Pay Class A-2 to zero - Sec. 3.05              $0.00
(a)(vi)(b)
        Pay Class A-3 to zero - Sec. 3.05              $0.00
(a)(vi)(c)
        Pay Class B to zero - Sec. 3.05                $0.00
(a)(vi)(d)
        Pay Certificates up to Certificate             $0.00
Min. Bal. or zero - Sec. 3.05 (a)(vi)(e)
        Pay HCLC Optimum Monthly Principal             $0.00
provided OC > zero - Sec. 3.05 (a)(vi)(f)

(vii)  Remaining Amounts to HCLC - Sec.          $311,134.66
3.05 (a)(vii)

Total Reconciliation Check                             $0.00
(should equal $0.00)
Accelerated Principal Reconciliation                   $0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation               $0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A-1 Note Security Balance    $646,794,242.26
Beginning Class A-2 Note Security Balance     $48,000,000.00
Beginning Class A-3 Note Security Balance     $90,000,000.00
Beginning Class B     Note Security Balance   $57,000,000.00
Beginning Certificate Security Balance        $42,000,000.00
Beginning Overcollateralization Amount        $63,195,937.15
Beginning Class A-1 Adjusted Balance         $646,794,242.26
Beginning Class A-2 Adjusted Balance          $48,000,000.00
Beginning Class A-3 Adjusted Balance          $90,000,000.00
Beginning Class B    Adjusted Balance         $57,000,000.00
Beginning Certficate  Adjusted Balance        $42,000,000.00
Beginning Overcollateralization Amount        $63,195,937.15
Ending Class A-1 Note Security Balance       $618,108,786.24
Ending Class A-2 Note Security Balance        $48,000,000.00
Ending Class A-3 Note Security Balance        $90,000,000.00
Ending Class B    Note Security Balance       $57,000,000.00
Ending Certificate Security Balance           $42,000,000.00
Ending Overcollateralization Amount           $64,379,674.87
Ending Class A-1 Adjusted Balance            $618,108,786.24
Ending Class A-2 Adjusted Balance             $48,000,000.00
Ending Class A-3 Adjusted Balance             $90,000,000.00
Ending Class B    Adjusted Balance            $57,000,000.00
Ending Certficate  Adjusted Balance           $42,000,000.00
Ending Overcollateralization Amount           $64,379,674.87
Class A-1 Note Rate Capped at 12.5%                5.820630%
Class A-2 Note Rate Capped at 14.0%                5.930630%
Class A-3 Note Rate Capped at 14.0%                6.040630%
Class B    Note Rate Capped at 14.0%               6.290630%
Certificate Rate Capped at 15.0%                   6.640630%
Class A-1 Interest Due                         $3,032,715.25
Class A-2 Interest Due                           $229,317.69
Class A-3 Interest Due                           $437,945.68
Class B Interest Due                             $288,844.76
Certificate Yield  Due                           $224,674.65
Class A-1 Interest Paid                        $3,032,715.25
Class A-2 Interest Paid                          $229,317.69
Class A-3 Interest Paid                          $437,945.68
Class B Interest Paid                            $288,844.76
Certificate Yield Paid                           $224,674.65
Class A-1 Unpaid Interest                              $0.00
Class A-2 Unpaid Interest                              $0.00
Class A-3 Unpaid Interest                              $0.00
Class B     Unpaid Interest                            $0.00
Certificate Unpaid Yield                               $0.00
Class A-1 Principal Paid                      $28,685,456.02
Class A-2 Principal Paid                               $0.00
Class A-3 Principal Paid                               $0.00
Class B    Principal Paid                              $0.00
Certificate    Principal Paid                          $0.00
OC           Principal Paid                            $0.00
Beginning Class A-1 Net Charge-Off                     $0.00
Beginning Class A-2 Net Charge-Off                     $0.00
Beginning Class A-3 Net Charge-Off                     $0.00
Beginning Class B    Net Charge-Off                    $0.00
Beginning Certificate Net Charge-Off                   $0.00
Beginning OC Net Charge-Off                            $0.00
Reversals Allocated to Class A-1                       $0.00
Reversals Allocated to Class A-2                       $0.00
Reversals Allocated to Class A-3                       $0.00
Reversals Allocated to Class B                         $0.00
Reversals Allocated to Certificates                    $0.00
Reversals Allocated to OC  plus Acclerated     $1,183,737.72
Principal Payments
 Total Charge-Offs:                                    $0.00
Charge-Offs Allocated to Class A-1                     $0.00
Charge-Offs Allocated to Class A-2                     $0.00
Charge-Offs Allocated to Class A-3                     $0.00
Charge-Offs Allocated to Class B                       $0.00
Charge-Offs Allocated to Certificates                  $0.00
Charge-Offs Allocated to OC                            $0.00
Ending Class A-1 Net Charge-Off                        $0.00
Ending Class A-2 Net Charge-Off                        $0.00
Ending Class A-3 Net Charge-Off                        $0.00
Ending Class B     Net Charge-Off                      $0.00
Ending Certificate Net Charge-Off                      $0.00
Ending OC Net Charge-Off                               $0.00
Bond Balance Reconciliation    (should               ($0.00)
equal $0.00)

Certificate Balance/Participation Invested           4.4351%
Amount (Beginning of Month)

Designated Certificate / Certificate
Security (Balance Beginning of Month)
Designated Certificate  - Beginning of           $420,000.00
Month
Principal Payments in Respect of                       $0.00
Designated Certificate (Sec. 3.05 (vi) &
(vii))
Designated Certificate  - End of Month           $420,000.00
Yield Payments in Respect of Designated            $2,246.75
Certificate (Sec. 3.05 (a)(i)(e))

Designated Certificateholder Accelerated $12,195,937.15 Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05       $1,183,737.72
(v))
Payments to Holder of Designated                       $0.00
Certificate in respect to Acc. Prin. (Sec.
3.05 (vi)(f) & (vii))
Designated Certificateholder Accelerated $13,379,674.87 Principal Payments - Ending Balance

Designated Certificateholder Holdback         $51,000,000.00
Amount (Beginning of Month)
Payments to Designated Certificates in                 $0.00
Reduction of Holdback Amount (Sec. 3.05 (v)
& (ix))
Designated Certificateholder Holdback         $51,000,000.00
Amount (End of Month)

Remaining Payments to Designated                       $0.00
Certificates (Sec. 3.05 paragraph following
(vii))

Remaining Amounts to Issuer (Sec. 3.05           $311,134.66
(vii))



Monthly Security  Report
Household Consumer Loan Trust 1997-2

Distribution Date                                   09/14/98
Payment Date:                                       09/15/98
Collection Period Beginning                         08/01/98
Collection Period Ending:                           08/31/98
Note and Certificate Accrual Beginning:             08/17/98
Note and Certificate Accrual Ending:                09/15/98


Ending Pool Principal Balance                $3,984,038,677.
                                                          01
Series 1997-1 Participation Invested Amount  $919,488,461.11
Seller Amount                                 $71,777,201.67
Remittances on the Participation              $33,210,088.72
Optimum Monthly Principal                     $27,501,718.30
Accelerated Principal Payment                  $1,183,737.72
Beginning Class A-1 Note Security Balance    $646,794,242.26
Beginning Class A-2 Note Security Balance     $48,000,000.00
Beginning Class A-3 Note Security Balance     $90,000,000.00
Beginning Class B Note Security Balance       $57,000,000.00
Beginning Certificate Security Balance        $42,000,000.00
Beginning Overcollateralization Amount        $63,195,937.15
Beginning Class A-1 Adjusted Balance         $646,794,242.26
Beginning Class A-2 Adjusted Balance          $48,000,000.00
Beginning Class A-3 Adjusted Balance          $90,000,000.00
Beginning Class B Adjusted Balance            $57,000,000.00
Beginning Certificate  Adjusted Balance       $42,000,000.00
Beginning Overcollateralization Amount        $63,195,937.15
Ending Class A-1 Note Security Balance       $618,108,786.24
Ending Class A-2 Note Security Balance        $48,000,000.00
Ending Class A-3 Note Security Balance        $90,000,000.00
Ending Class B Note Security Balance          $57,000,000.00
Ending Certificate Security Balance           $42,000,000.00
Ending Overcollateralization Amount           $64,379,674.87
Ending Class A-1 Adjusted Balance            $618,108,786.24
Ending Class A-2 Adjusted Balance             $48,000,000.00
Ending Class A-3 Adjusted Balance             $90,000,000.00
Ending Class B Adjusted Balance               $57,000,000.00
Ending Certificate  Adjusted Balance          $42,000,000.00
Ending Overcollateralization Amount           $64,379,674.87
Class A-1 Note Rate Capped at 12.5%               5.8206300%
Class A-2 Note Rate Capped at 14.0%               5.9306300%
Class A-3 Note Rate Capped at 14.0%               6.0406300%
Class B    Note Rate Capped at 14.0%              6.2906300%
Certificate Rate Capped at 15.0%                  6.6406300%
Class A-1 Interest Due                         $3,032,715.25
Class A-2 Interest Due                           $229,317.69
Class A-3 Interest Due                           $437,945.68
Class B Interest Due                             $288,844.76
Certificate Yield  Due                           $224,674.65
Class A-1 Interest Paid                        $3,032,715.25
Class A-2 Interest Paid                          $229,317.69
Class A-3 Interest Paid                          $437,945.68
Class B Interest Paid                            $288,844.76
Certificate Yield Paid                           $224,674.65
Class A-1 Unpaid Interest                              $0.00
Class A-2 Unpaid Interest                              $0.00
Class A-3 Unpaid Interest                              $0.00
Class B Unpaid Interest                                $0.00
Cetificate Unpaid Yield                                $0.00
Class A-1 Principal Paid                      $28,685,456.02
Class A-2 Principal Paid                               $0.00
Class A-3 Principal Paid                               $0.00
Class B Principal Paid                                 $0.00
Certificate  Principal Paid                            $0.00
OC Principal Paid                                      $0.00
Beginning Class A-1 Net Charge-Off                     $0.00
Beginning Class A-2 Net Charge-Off                     $0.00
Beginning Class A-3 Net Charge-Off                     $0.00
Beginning Class B Net Charge-Off                       $0.00
Beginning Certificate Net Charge-Off                   $0.00
Beginning OC Net Charge-Off                            $0.00
Reversals Allocated to Class A-1                       $0.00
Reversals Allocated to Class A-2                       $0.00
Reversals Allocated to Class A-3                       $0.00
Reversals Allocated to Class B                         $0.00
Reversals Allocated to Certificates                    $0.00
Reversals Allocated to OC  plus Acclerated     $1,183,737.72
Principal Payments
 Total Charge-Offs:                                    $0.00
Charge-Offs Allocated to Class A-1                     $0.00
Charge-Offs Allocated to Class A-2                     $0.00
Charge-Offs Allocated to Class A-3                     $0.00
Charge-Offs Allocated to Class B                       $0.00
Charge-Offs Allocated to Certificates                  $0.00
Charge-Offs Allocated to OC                            $0.00
Ending Class A-1 Net Charge-Off                        $0.00
Ending Class A-2 Net Charge-Off                        $0.00
Ending Class A-3 Net Charge-Off                        $0.00
Ending Class B Net Charge-Off                          $0.00
Ending Certificate Net Charge-Off                      $0.00
Ending OC Net Charge-Off                               $0.00
Interest paid per $1,000 Class A-1                 $3.325346
Principal paid per $1,000 Class A-1               $31.453351
Interest paid per $1,000 Class A-2                 $4.777452
Principal paid per $1,000 Class A-2                $0.000000
Interest paid per $1,000 Class A-3                 $4.866063
Principal paid per $1,000 Class A-3                $0.000000
Interest paid per $1,000 Class B                   $5.067452
Principal paid per $1,000 Class B                  $0.000000
Yield Paid per $1,000 Certificate                  $5.349396
Principal Paid per $1,000 Certificate              $0.000000




Bloomberg Summary
Household Consumer Loan Trust 1997-2

Distribution Date                                  15-Sep-98
Due Period                                            Aug-98
Monthly Payment Rate (including charge                 4.29%
offs)
Monthly Draw Rate                                      1.39%
Monthly Net Payment Rate                               2.90%
Actual Payment Rate                                    2.90%

Annualized Cash Yield                                 18.91%
Annualized Gross Losses                                9.65%
Annualized Portfolio Yield                             9.27%
Weighted Coupon                                        5.92%
Excess Servicing                                       3.35%


Ending Overcollateralization Percentage (3             6.68%
mo avg)
Trigger Level                                          4.25%
Excess Overcollateralization                           2.43%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                          5.55%
      60-89 days (Del Stat 2)                          1.99%
      90+ days (Del Stat 3+)                           7.00%

Total Participation Balance (ending)             919,509,043